Cash and cash equivalents	12 Months Ended
Dec. 31, 2021
Cash and cash equivalents [abstract]
CASH AND CASH EQUIVALENTS	CASH AND CASH EQUIVALENTS
5.1    Accounting policies
This group includes cash balances, bank deposits and short-term investments with immediate liquidity, which are readily convertible into a known amount of cash with an insignificant risk of change in value. Financial investments designated as cash equivalents classified in this group are measured at fair value through profit or loss.
5.2    Breakdown of cash and cash equivalents

	Effective interest rate p.a.	December, 31
Description		2021	2020

Cash and bank deposits		229,745	465,054
Cash equivalents
Bank Deposit Certificate - CDB	3.33%	2,750,776	2,216,592
Time Deposit - TD	0.05%	91,043	—
Repurchase agreements	0.02%	2,235	361,183
Exclusive investment funds	—	—	21,986
		3,073,799	3,064,815